UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	1/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2020

Semiannual Report

to Shareholders

DWS Large Cap Focus Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
7	Portfolio Manager
7	Portfolio Summary
9	Investment Portfolio
13	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets

17	Financial Highlights
21	Notes to Financial Statements
30	Information About Your Fund’s Expenses
32	Advisory Agreement Board Considerations and Fee Evaluation
37	Account Management Resources
39	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Large Cap Focus Growth Fund

Letter to Shareholders

Dear Shareholder:

After a strong start to the year, markets have been roiled by the novel coronavirus (COVID-19) and turbulence in the oil sector. These sudden disruptions quashed hopes for growth acceleration and made it more likely that we will see further global slowing in 2020. The shift in market expectations brought a sharp correction in late February and early March.

Prior to this development, our CIO Office had been tactically cautious on stocks for several months. While the coronavirus was an unexpected catalyst of the market correction, our economists believe that markets, after the historic sell-off, are reflecting the new situation adequately.

In the short term, we do not rule out further market downside and volatility. However, we believe that a recovery to pre-crisis activity levels may occur in the second half of the year. Fiscal and monetary stimulus by central banks are likely to support the markets and, of course, positive news on the containment of the coronavirus should do so as well.

Many cities and institutions around the world are putting prevention over production. Local actions and the Federal 30-day U.S. travel ban to and from Europe and parts of Asia will have a substantial impact on supply and demand. However, our CIO believes the shock and economic downturn should be brief, with gross domestic product (GDP) growth likely to rebound strongly in the back half of 2020 and less damage to S&P profits than past recessions.

While it is natural to be concerned, we caution against making any long-term decisions based on short-term disruptions. This is a good time to talk with a trusted advisor about any concerns before making a change to a personal investment strategy.

Our CIO Office is closely monitoring the situation and providing frequent updates on the ‘Insights’ section of our Web site, dws.com.

Thank you for trusting DWS to help serve your investment needs. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Large Cap Focus Growth Fund	|	3

Performance Summary	January 31, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
Unadjusted for Sales Charge	13.17%	33.09%	15.11%	14.75%
Adjusted for the Maximum Sales Charge (max 5.75% load)	6.66%	25.44%	13.75%	14.08%
Russell 1000® Growth Index†	12.24%	27.94%	15.49%	15.99%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		36.93%	13.50%	13.62%
Adjusted for the Maximum Sales Charge (max 5.75% load)		29.05%	12.16%	12.95%
Russell 1000® Growth Index†		36.39%	14.63%	15.22%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
Unadjusted for Sales Charge	12.72%	32.06%	14.24%	13.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	11.72%	32.06%	14.24%	13.89%
Russell 1000® Growth Index†	12.24%	27.94%	15.49%	15.99%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		35.90%	12.65%	12.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		35.90%	12.65%	12.78%
Russell 1000® Growth Index†		36.39%	14.63%	15.22%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
No Sales Charges	13.28%	33.37%	15.40%	15.03%
Russell 1000® Growth Index†	12.24%	27.94%	15.49%	15.99%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		37.28%	13.78%	13.91%
Russell 1000® Growth Index†		36.39%	14.63%	15.22%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 1/31/20
No Sales Charges	13.37%	33.48%	15.40%	15.09%
Russell 1000® Growth Index†	12.24%	27.94%	15.49%	15.99%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		37.29%	13.79%	13.96%
Russell 1000® Growth Index†		36.39%	14.63%	15.22%

4	|	DWS Large Cap Focus Growth Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.22%, 1.96%, 0.94% and 1.01% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

DWS Large Cap Focus Growth Fund	|	5

†

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
1/31/20	$54.18	$44.16	$56.90	$57.76
7/31/19	$50.70	$42.00	$53.11	$53.83

Distribution Information as of 1/31/20
Income Dividends, Six Months	$—	$—	$.06	$.06
Capital Gain Distributions, Six Months	$2.96	$2.96	$2.96	$2.96

6	|	DWS Large Cap Focus Growth Fund

Portfolio Manager

Sebastian P. Werner, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/20	7/31/19
Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	1/31/20	7/31/19
Information Technology	36%	32%
Consumer Discretionary	17%	19%
Health Care	15%	15%
Communication Services	11%	10%
Industrials	8%	9%
Financials	7%	8%
Consumer Staples	3%	4%
Real Estate	2%	2%
Materials	1%	1%
Energy	—	0%
	100%	100%

DWS Large Cap Focus Growth Fund	|	7

Ten Largest Equity Holdings at January 31, 2020 (48.9% of Net Assets)
1	Microsoft Corp.	8.8%
	Develops, manufactures, licenses, sells and supports software products
2	Apple, Inc.	8.2%
	Designs, manufactures and markets personal computing and mobile communication devices
3	Amazon.com, Inc.	5.2%
	Online retailer offering a wide range of products
4	Visa, Inc.	5.0%
	Operates a retail electronic payments network and manages global financial services
5	Alphabet, Inc.	4.8%
	Holding company with subsidiaries that provide web-based search, maps, hardware products and various software applications
6	Progressive Corp.	4.2%
	Provider of property and casualty insurance
7	Becton, Dickinson & Co.	3.9%
	Provider of medical supplies and devices
8	Thermo Fisher Scientific, Inc.	3.2%
	Manufacturer of measurement instruments that monitor, collect and analyze information for various industries
9	Home Depot, Inc.	2.9%
	Home improvement retailer that sells building materials and home improvement products
10	Roper Technologies, Inc.	2.7%
	Manufacturer of industrial equipments

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 9. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 37 for contact information.

8	|	DWS Large Cap Focus Growth Fund

Investment Portfolio	as of January 31, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 96.3%
Communication Services 10.2%

Entertainment 3.2%

Activision Blizzard, Inc.	70,873	4,144,653

Netflix, Inc.*	13,747	4,743,952

		8,888,605

Interactive Media & Services 5.7%

Alphabet, Inc. “A”*	9,220	13,210,232

Eventbrite, Inc. “A”*	71,200	1,505,880

Pinterest, Inc. “A”*	42,000	925,260

		15,641,372

Wireless Telecommunication Services 1.3%
T-Mobile U.S., Inc.*	44,579	3,530,211

Consumer Discretionary 16.5%

Hotels, Restaurants & Leisure 2.2%
McDonald’s Corp.	28,000	5,991,160

Internet & Direct Marketing Retail 5.2%
Amazon.com, Inc.*	7,152	14,366,365

Leisure Products 1.7%
YETI Holdings, Inc.* (a)	129,000	4,690,440

Multiline Retail 2.3%
Dollar General Corp.	41,800	6,412,538

Specialty Retail 5.1%

CarMax, Inc.*	47,590	4,618,134

Floor & Decor Holdings, Inc. “A”*	26,943	1,328,559

Home Depot, Inc.	34,700	7,915,070

		13,861,763

Consumer Staples 2.7%

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	19,203	5,866,901

Personal Products 0.6%
Estee Lauder Companies, Inc. “A”	7,600	1,483,216

Financials 6.5%

Capital Markets 2.2%
Intercontinental Exchange, Inc.	61,000	6,084,140

Insurance 4.3%
Progressive Corp.	144,000	11,619,360

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	9

	Shares	Value ($)
Health Care 14.6%

Health Care Equipment & Supplies 8.5%

Becton, Dickinson & Co.	39,190	10,784,304

DexCom, Inc.*	23,000	5,537,250

Edwards Lifesciences Corp.*	6,900	1,517,034

Intuitive Surgical, Inc.*	6,800	3,806,504

SmileDirectClub, Inc.* (a)	127,671	1,709,515

		23,354,607

Health Care Providers & Services 0.2%

1life Healthcare, Inc.*	6,161	86,254

PetIQ, Inc.*	18,000	535,500

		621,754

Health Care Technology 0.5%
Evolent Health, Inc. “A”*	127,000	1,280,160

Life Sciences Tools & Services 3.4%

10X Genomics, Inc. “A”*	5,953	544,045

Thermo Fisher Scientific, Inc.	28,481	8,919,964

		9,464,009

Pharmaceuticals 2.0%
Zoetis, Inc.	40,100	5,381,821

Industrials 7.6%

Aerospace & Defense 1.6%
Boeing Co.	13,520	4,303,010

Electrical Equipment 2.2%
AMETEK, Inc.	62,224	6,045,062

Industrial Conglomerates 2.6%
Roper Technologies, Inc.	19,081	7,282,455

Machinery 0.5%
Parker-Hannifin Corp.	7,000	1,369,830

Road & Rail 0.7%
Norfolk Southern Corp.	9,500	1,977,995

Information Technology 35.0%

IT Services 8.3%

Fiserv, Inc.*	57,000	6,760,770

FleetCor Technologies, Inc.*	7,600	2,395,748

Visa, Inc. “A”	68,540	13,637,404

		22,793,922

Semiconductors & Semiconductor Equipment 1.4%
NVIDIA Corp.	16,800	3,972,024

Software 17.1%

Bill.Com Holdings, Inc.*	5,069	255,072

Datadog, Inc. “A”*	6,081	281,003

The accompanying notes are an integral part of the financial statements.

10	|	DWS Large Cap Focus Growth Fund

	Shares	Value ($)

Globant SA*	48,008	5,890,581

Guidewire Software, Inc.*	33,650	3,785,625

Microsoft Corp.	142,025	24,176,916

salesforce.com, Inc.*	27,629	5,037,043

ServiceNow, Inc.*	14,696	4,970,628

VMware, Inc. “A”*	17,500	2,591,050

		46,987,918

Technology Hardware, Storage & Peripherals 8.2%
Apple, Inc.	72,800	22,532,328

Materials 0.9%

Construction Materials
Vulcan Materials Co.	17,670	2,502,602

Real Estate 2.3%

Equity Real Estate Investment Trusts (REITs)
Equinix, Inc.	10,875	6,413,314
Total Common Stocks (Cost $129,063,632)		264,718,882

Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.49% (b) (c) (Cost $6,684,925)	6,684,925	6,684,925

Cash Equivalents 3.8%
DWS Central Cash Management Government Fund, 1.59% (b) (Cost $10,378,314)	10,378,314	10,378,314

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $146,126,871)	102.5	281,782,121
Other Assets and Liabilities, Net	(2.5)	(6,981,161)

Net Assets	100.0	274,800,960

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	11

A summary of the Fund’s transactions with affiliated investments during the period ended January 31, 2020 are as follows:

Value ($) at 7/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 1/31/2020	Value ($) at 1/31/2020
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.49% (b) (c)
5,065,880	1,619,045(d)	—	—	—	77,992	—	6,684,925	6,684,925
Cash Equivalents 3.8%
DWS Central Cash Management Government Fund, 1.59% (b)
10,610,616	26,359,848	26,592,150	—	—	63,280	—	10,378,314	10,378,314
15,676,496	27,978,893	26,592,150	—	—	141,272	—	17,063,239	17,063,239

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at January 31, 2020 amounted to $6,395,368, which is 2.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended January 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$264,718,882	$—	$—	$264,718,882
Short-Term Investments (e)	17,063,239	—	—	17,063,239
Total	$281,782,121	$—	$—	$281,782,121

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

12	|	DWS Large Cap Focus Growth Fund

Statement of Assets and Liabilities

as of January 31, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $129,063,632) — including $6,395,368 of securities loaned	$264,718,882
Investment in DWS Government & Agency Securities Portfolio (cost $6,684,925)*	6,684,925
Investment in DWS Central Cash Management Government Fund (cost $10,378,314)	10,378,314
Receivable for Fund shares sold	63,833
Dividends receivable	8,020
Interest receivable	24,896
Other assets	36,822
Total assets	281,915,692

Liabilities
Payable upon return of securities loaned	6,684,925
Payable for investments purchased	86,254
Payable for Fund shares redeemed	21,175
Accrued management fee	133,915
Accrued Trustees’ fees	3,978
Other accrued expenses and payables	184,485
Total liabilities	7,114,732
Net assets, at value	$274,800,960

Net Assets Consist of
Distributable earnings (loss)	144,046,323
Paid-in capital	130,754,637
Net assets, at value	$274,800,960

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	13

Statement of Assets and Liabilities as of January 31, 2020 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($31,120,752 ÷ 574,441 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$54.18

Maximum offering price per share (100 ÷ 94.25 of $54.18)	$57.49
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,590,477 ÷ 126,610 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$44.16
Class S

Net Asset Value, offering and redemption price per share ($228,152,052 ÷ 4,009,372 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$56.90
Institutional Class

Net Asset Value, offering and redemption price per share ($9,937,679 ÷ 172,038 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$57.76

The accompanying notes are an integral part of the financial statements.

14	|	DWS Large Cap Focus Growth Fund

Statement of Operations

for the six months ended January 31, 2020 (Unaudited)

Investment Income
Income:

Dividends	$1,241,291
Income distributions — DWS Central Cash Management Government Fund	63,280
Securities lending income, net of borrower rebates	77,992
Total income	1,382,563
Expenses:

Management fee	806,098
Administration fee	131,073
Services to shareholders	166,686
Distribution and service fees	60,770
Custodian fee	2,626
Professional fees	39,931
Reports to shareholders	24,290
Registration fees	27,214
Trustees’ fees and expenses	7,092
Other	8,916
Total expenses before expense reductions	1,274,696
Expense reductions	(65,865)
Total expenses after expense reductions	1,208,831
Net investment income (loss)	173,732

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	8,573,646
Payments by affiliates (see Note F)	774
8,574,420
Change in net unrealized appreciation (depreciation) on investments	24,241,956
Net gain (loss)	32,816,376
Net increase (decrease) in net assets resulting from operations	$32,990,108

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019

Operations:

Net investment income (loss)	$173,732	$284,118
Net realized gain (loss)	8,574,420	14,282,441
Change in net unrealized appreciation (depreciation)	24,241,956	16,995,681
Net increase (decrease) in net assets resulting from operations	32,990,108	31,562,240
Distributions to shareholders:

Class A	(1,658,497)	(1,514,483)
Class C	(357,700)	(322,278)
Class S	(11,848,866)	(10,645,975)
Institutional Class	(281,884)	(501,288)
Total distributions	(14,146,947)	(12,984,024)
Fund share transactions:

Proceeds from shares sold	14,641,174	17,187,847
Reinvestment of distributions	13,516,909	12,499,706
Payments for shares redeemed	(30,579,872)	(40,352,368)
Net increase (decrease) in net assets from Fund share transactions	(2,421,789)	(10,664,815)
Increase (decrease) in net assets	16,421,372	7,913,401
Net assets at beginning of period	258,379,588	250,466,187

Net assets at end of period	$274,800,960	$258,379,588

The accompanying notes are an integral part of the financial statements.

16	|	DWS Large Cap Focus Growth Fund

Financial Highlights

	Six Months Ended 1/31/20		Years Ended July 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$50.70		$47.19	$42.39	$38.46	$43.94	$42.26
Income (loss) from investment operations:

Net investment income (loss)[a]	(.02)		(.04)	(.06)	.02	(.07)	(.03)
Net realized and unrealized gain (loss)	6.46		6.07	6.46	6.61	.57	8.06
Total from investment operations	6.44		6.03	6.40	6.63	.50	8.03
Less distributions from:

Net realized gains	(2.96)		(2.52)	(1.60)	(2.70)	(5.98)	(6.35)
Net asset value, end of period	$54.18		$50.70	$47.19	$42.39	$38.46	$43.94
Total Return (%)[b,c]	13.17	**	13.92	15.47	18.45	1.77	21.12

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		29	26	25	26	30
Ratio of expenses before expense reductions (%)	1.19	*	1.22	1.22	1.25	1.25	1.24
Ratio of expenses after expense reductions (%)	1.13	*	1.15	1.22	1.21	1.17	1.16
Ratio of net investment income (loss) (%)	(.07	)*	(.08)	(.15)	.05	(.17)	(.08)
Portfolio turnover rate (%)	7	**	26	36	30	55	84

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	17

	Six Months Ended 1/31/20		Years Ended July 31,
Class C	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$42.00		$39.84	$36.29	$33.54	$39.38	$38.76
Income (loss) from investment operations:

Net investment income (loss)[a]	(.17)		(.32)	(.33)	(.23)	(.31)	(.32)
Net realized and unrealized gain (loss)	5.29		5.00	5.48	5.68	.45	7.29
Total from investment operations	5.12		4.68	5.15	5.45	.14	6.97
Less distributions from:

Net realized gains	(2.96)		(2.52)	(1.60)	(2.70)	(5.98)	(6.35)
Net asset value, end of period	$44.16		$42.00	$39.84	$36.29	$33.54	$39.38
Total Return (%)[b,c]	12.72	**	13.07	14.60	17.60	.98	20.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		5	6	6	6	6
Ratio of expenses before expense reductions (%)	1.94	*	1.96	1.97	1.99	1.97	1.99
Ratio of expenses after expense reductions (%)	1.88	*	1.90	1.97	1.96	1.92	1.91
Ratio of net investment income (loss) (%)	(.81	)*	(.82)	(.89)	(.70)	(.92)	(.82)
Portfolio turnover rate (%)	7	**	26	36	30	55	84

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

18	|	DWS Large Cap Focus Growth Fund

	Six Months Ended 1/31/20		Years Ended July 31,
Class S	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$53.11		$49.22	$44.09	$39.86	$45.30	$43.28
Income (loss) from investment operations:

Net investment income (loss)[a]	.05		.08	.06	.12	.03	.08
Net realized and unrealized gain (loss)	6.76		6.37	6.72	6.88	.58	8.29
Total from investment operations	6.81		6.45	6.78	7.00	.61	8.37
Less distributions from:

Net investment income	(.06)		(.04)	(.05)	(.07)	(.07)	—
Net realized gains	(2.96)		(2.52)	(1.60)	(2.70)	(5.98)	(6.35)
Total distributions	(3.02)		(2.56)	(1.65)	(2.77)	(6.05)	(6.35)
Net asset value, end of period	$56.90		$53.11	$49.22	$44.09	$39.86	$45.30
Total Return (%)	13.28	b**	14.24 [b]	15.75	18.77 [b]	1.98 [b]	21.44 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	228		223	209	198	180	189
Ratio of expenses before expense reductions (%)	.93	*	.94	.95	.98	.98	.98
Ratio of expenses after expense reductions (%)	.88	*	.90	.95	.96	.92	.91
Ratio of net investment income (loss) (%)	.17	*	.16	.12	.30	.08	.19
Portfolio turnover rate (%)	7	**	26	36	30	55	84

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Large Cap Focus Growth Fund	|	19

	Six Months Ended 1/31/20		Years Ended July 31,
Institutional Class	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$53.83		$49.88	$44.65	$40.34	$45.77	$43.67
Income (loss) from investment operations:

Net investment income[a]	.12		.03	.06	.12	.04	.06
Net realized and unrealized gain (loss)	6.83		6.49	6.82	6.96	.58	8.39
Total from investment operations	6.95		6.52	6.88	7.08	.62	8.45
Less distributions from:

Net investment income	(.06)		(.05)	(.05)	(.07)	(.07)	—
Net realized gains	(2.96)		(2.52)	(1.60)	(2.70)	(5.98)	(6.35)
Total distributions	(3.02)		(2.57)	(1.65)	(2.77)	(6.05)	(6.35)
Net asset value, end of period	$57.76		$53.83	$49.88	$44.65	$40.34	$45.77
Total Return (%)	13.37	**	14.18 [b]	15.78	18.76 [b]	1.99 [b]	21.43 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		2	10	8	8	10
Ratio of expenses before expense reductions (%)	.79	*	1.01	.94	.98	1.00	.93
Ratio of expenses after expense reductions (%)	.79	*	.90	.94	.96	.91	.91
Ratio of net investment income (loss) (%)	.44	*	.06	.13	.30	.09	.14
Portfolio turnover rate (%)	7	**	26	36	30	55	84

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

20	|	DWS Large Cap Focus Growth Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Focus Growth Fund (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS Large Cap Focus Growth Fund	|	21

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Prior to December 12, 2019, Brown Brothers Harriman & Co. was the lending agent for the Fund. Effective December 12, 2019, Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to

22	|	DWS Large Cap Focus Growth Fund

maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended January 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of January 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At January 31, 2020, the aggregate cost of investments for federal income tax purposes was $146,459,837. The net unrealized appreciation for all investments based on tax cost was $135,322,284. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $138,242,641 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,920,357.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The

DWS Large Cap Focus Growth Fund	|	23

Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

24	|	DWS Large Cap Focus Growth Fund

reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended January 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $17,005,869 and $33,665,848, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the six months ended January 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.615% of the Fund’s average daily net assets.

For the period from August 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class C	1.89%
Class S	.89%
Institutional Class	.89%

DWS Large Cap Focus Growth Fund	|	25

Effective October 1, 2019 through November 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class C	1.87%
Class S	.87%
Institutional Class	.87%

For the six months ended January 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$10,044
Class C	1,606
Class S	54,215
$65,865

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2020, the Administration Fee was $131,073, of which $22,981 is unpaid.

Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2020
Class A	$5,654	$1,978
Class C	502	206
Class S	62,880	21,960
Institutional Class	96	34
	$69,132	$24,178

26	|	DWS Large Cap Focus Growth Fund

In addition, for the six months ended January 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$14,099
Class C	2,833
Class S	55,834
Institutional Class	—
$72,766

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended January 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2020
Class C	$19,075	$3,519

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2020	Annualized Rate
Class A	$35,592	$12,715	.24%
Class C	6,103	2,288	.24%
	$41,695	$15,003

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2020, aggregated $2,105.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended January 31, 2020, the

DWS Large Cap Focus Growth Fund	|	27

CDSC for Class C shares aggregated $5. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended January 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,148, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Prior to December 12, 2019, Brown Brothers Harriman & Co. was the lending agent for the Fund. Effective December 12, 2019, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from December 12, 2019 through January 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,438.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The

28	|	DWS Large Cap Focus Growth Fund

Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2020		Year Ended July 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	45,710	$2,355,974	114,253	$5,336,959
Class C	21,386	913,210	39,519	1,510,294
Class S	66,301	3,599,153	191,938	9,328,040
Institutional Class	140,420	7,772,837	19,931	1,012,554
		$14,641,174		$17,187,847

Shares issued to shareholders in reinvestment of distributions
Class A	31,206	$1,567,468	34,427	$1,438,005
Class C	8,343	341,906	8,830	307,028
Class S	214,704	11,325,651	234,739	10,253,385
Institutional Class	5,266	281,884	11,318	501,288
		$13,516,909		$12,499,706

Shares redeemed
Class A	(67,378)	$(3,487,988)	(141,821)	$(6,489,855)
Class C	(21,319)	(898,134)	(73,448)	(2,888,314)
Class S	(466,782)	(25,625,881)	(473,295)	(22,915,477)
Institutional Class	(10,264)	(567,869)	(187,676)	(8,058,722)
		$(30,579,872)		$(40,352,368)

Net increase (decrease)
Class A	9,538	$435,454	6,859	$285,109
Class C	8,410	356,982	(25,099)	(1,070,992)
Class S	(185,777)	(10,701,077)	(46,618)	(3,334,052)
Institutional Class	135,422	7,486,852	(156,427)	(6,544,880)
		$(2,421,789)		$(10,664,815)

F. Payments by Affiliates

During the six months ended January 31, 2020, the Advisor agreed to reimburse the Fund $774 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

DWS Large Cap Focus Growth Fund	|	29

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2019 to January 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

30	|	DWS Large Cap Focus Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/20	$1,131.70	$1,127.20	$1,132.80	$1,133.70
Expenses Paid per $1,000*	$6.05	$10.05	$4.72	$4.24

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/20	$1,019.46	$1,015.69	$1,020.71	$1,021.17
Expenses Paid per $1,000*	$5.74	$9.53	$4.47	$4.01

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Large Cap Focus Growth Fund	1.13%	1.88%	.88%	.79%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Large Cap Focus Growth Fund	|	31

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Large Cap Focus Growth Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests

32	|	DWS Large Cap Focus Growth Fund

of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

DWS Large Cap Focus Growth Fund	|	33

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

34	|	DWS Large Cap Focus Growth Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board

DWS Large Cap Focus Growth Fund	|	35

considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

36	|	DWS Large Cap Focus Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Large Cap Focus Growth Fund	|	37

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGCX	SCQGX	SGGIX
CUSIP Number	25157M 695	25157M 737	25157M 745	25157M 752
Fund Number	469	769	2060	1469

38	|	DWS Large Cap Focus Growth Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS Large Cap Focus Growth Fund	|	39

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

40	|	DWS Large Cap Focus Growth Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DLCFGF-3

(R-026259-10 3/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Focus Growth Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/31/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/31/2020